UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2013

MILLS MUSIC TRUST

(Exact name of registrant as specified in its charter)

New York	000-02123	13-6183792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C/O HSBC Bank USA, N/A Corporate Trust Issuer Services, 452 Fifth Avenue, New York, New York 10018-2706	10018-2076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 525-1349

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 29, 2013, Mills Music Trust (the “Trust”) held a meeting of the registered owners of Trust Certificates (the “Unit Holders”) representing interests (the “Trust Units”) in the Trust.

At the meeting, each of Lee Eastman (“Mr. Eastman”) and Michael E. Reiss (“Mr. Reiss”) was elected as an individual Trustee by Unit Holders holding a majority of the Trust Units outstanding as of the record date of the meeting.

Each of Mr. Eastman and Mr. Reiss has accepted his appointment as an individual Trustee in accordance with the Declaration of Trust. Certain biographical information regarding Mr. Eastman and Mr. Reiss is attached hereto as Exhibit 99.1.

For more information regarding the meeting, see the Trust’s definitive information statement on Schedule 14C filed with the Securities and Exchange Commission on August 9, 2013.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Biographical Information Regarding the Individual Trustees of Mills Music Trust

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 5, 2013		MILLS MUSIC TRUST
(Registrant)

	By:	/s/ Elena Zheng
Elena Zheng
Trust Officer of the Corporate Trustee
HSBC Bank U.S.A, NA